Consolidated Statements of Operations	12 Months Ended
Dec. 31, 2025 USD ($) $ / shares shares
Revenues
Revenues	$ 21,618,000
Cost of revenues
Cost of revenues	17,614,000
Gross profit	4,004,000
Operating expenses
General and administrative	7,513,000
Sales and marketing	178,000
Research and development	19,000
Total operating expenses	7,710,000
Loss from operations	(3,706,000)
Interest income (expense), net	(353,000)
Change in fair value of SAFE liability	(176,000)
Other income (expense)	7,000
Total other income (expense), net	(522,000)
Loss from operations before income taxes	(4,228,000)
Net loss	$ (4,228,000)
Net loss per share, basic (in dollars per share) | $ / shares	$ (0.8)
Net loss per share, diluted (in dollars per share) | $ / shares	$ (0.8)
Weighted average common shares used in computing net loss per share, basic ( in shares) | shares	5,258,984
Weighted average common shares used in computing net loss per share, diluted (in shares) | shares	5,258,984